SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2007 (August 9, 2007)

ENIGMA SOFTWARE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50561	20-2675930
(State or Other Jurisdiction or Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 Southfield Avenue, Suite 1432, Stamford, CT 06902

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (888) 360-0646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On August 9, 2007, the Board of Directors of the Company approved the issuance of an aggregate of 800,000 shares of common stock pursuant to Section 4(2) of Securities Act of 1933, as amended. The shares were issued as consideration for the retention of three firms to provide investor relations services. These firms were engaged by the Company to create and execute a public awareness campaign, to assist in responding to inquiries from potential investors, to solicit research firm coverage of the Company and to prepare and post on various websites, both proprietary and non-proprietary, research reports on the Company.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: August 10, 2007	By:	/s/ Alvin J. Estevez
Alvin J. Estevez
President and Chief Executive Officer